Exhibit 99.3
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
September 2011
Table of Contents

Quarterly Key Statistics	1

Year to Date Key Statistics	2

Key Statistics Footnotes	3

Consolidated Balance Sheets	4

Loans and Leases Composition	5

Deposits Composition	6

Consolidated Quarterly Average Balance Sheets	7

Consolidated Quarterly Net Interest Margin Analysis	8 - 9

Selected Quarterly Income Statement Data	10 - 11

Quarterly Mortgage Banking Income	12

Quarterly Credit Reserves Analysis	13

Quarterly Net Charge-Off Analysis	14

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	15

Quarterly Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans	16

Quarterly Common Stock Summary, Capital, and Other Data	17

Consolidated Year to Date Average Balance Sheets	18

Consolidated Year to Date Net Interest Margin Analysis	19 - 20

Selected Year to Date Income Statement Data	21 - 22

Year to Date Mortgage Banking Income	23

Year to Date Credit Reserves Analysis	24

Year to Date Net Charge-Off Analysis	25

Year to Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	26

Year to Date Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans	27
Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

HUNTINGTON BANCSHARES INCORPORATED
Quarterly Key Statistics(1)
(Unaudited)

	2011		2010	Percent Changes vs.
(dollar amounts in thousands, except per share amounts)	Third	Second	Third	2Q11	3Q10

Net interest income	$406,478	$403,337	$409,962	1%	(1)%
Provision for credit losses	43,586	35,797	119,160	22	(63)
Noninterest income	258,559	255,767	267,143	1	(3)
Noninterest expense	439,118	428,409	427,309	2	3

Income before income taxes	182,333	194,898	130,636	(6)	40
Provision for income taxes	38,942	48,980	29,690	(20)	31

Net income	$143,391	$145,918	$100,946	(2)%	42%

Dividends on preferred shares	7,703	7,704	29,495	—	(74)

Net income applicable to common shares	$135,688	$138,214	$71,451	(2)%	90%

Net income per common share — diluted	$0.16	$0.16	$0.10	—%	60%
Cash dividends declared per common share	0.04	0.01	0.01	300	300
Book value per common share at end of period	5.83	5.66	5.39	3	8
Tangible book value per common share at end of period	5.17	5.00	4.55	3	14

Average common shares — basic	863,911	863,358	716,911	—	21
Average common shares — diluted(2)	867,633	867,469	719,567	—	21

Return on average assets	1.05%	1.11%	0.76%
Return on average common shareholders’ equity	10.8	11.6	7.4
Return on average tangible common shareholders’ equity(3)	13.0	13.3	10.0
Net interest margin(4)	3.34	3.40	3.45
Efficiency ratio(5)	63.5	62.7	60.6
Effective tax rate	21.4	25.1	22.7

Average loans and leases	$39,297,235	$38,535,019	$37,214,601	2	6
Average loans and leases — linked quarter annualized growth rate	7.9%	4.6%	1.4%
Average earning assets	$48,777,430	$48,017,199	$47,511,255	2	3
Average total assets	54,192,913	52,769,511	52,716,881	3	3
Average core deposits(6)	39,957,440	39,106,550	38,009,764	2	5
Average core deposits — linked quarter annualized growth rate	8.7%	(1.7)%	2.2%
Average shareholders’ equity	$5,332,493	$5,144,771	$5,519,638	4	(3)

Total assets at end of period	54,978,707	53,050,039	53,246,776	4	3
Total shareholders’ equity at end of period	5,400,479	5,252,643	5,567,403	3	(3)

Net charge-offs (NCOs)	90,555	97,534	184,514	(7)	(51)
NCOs as a % of average loans and leases	0.92%	1.01%	1.98%
Nonaccrual loans and leases (NALs)	$565,003	$614,225	$981,780	(8)	(42)
NAL ratio	1.45%	1.57%	2.62%
Nonperforming assets (NPAs)	$613,981	$652,937	$1,104,864	(6)	(44)
NPA ratio	1.57%	1.67%	2.94%
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	2.61	2.74	3.56
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	2.71	2.84	3.67
ACL as a % of NALs	187	181	140
ACL as a % of NPAs	172	170	125
Tier 1 leverage ratio (7)	10.24	10.25	10.54
Tier 1 common risk-based capital ratio(7)	10.17	9.92	7.39
Tier 1 risk-based capital ratio (7)	12.37	12.14	12.82
Total risk-based capital ratio (7)	15.11	14.89	15.08
Tangible common equity / risk-weighted assets ratio(7)	10.08	9.79	7.63
Tangible equity / tangible assets ratio(8)	8.88	8.91	9.43
Tangible common equity / tangible assets ratio(9)	8.22	8.22	6.20
See Notes to the Year to Date and Quarterly Key Statistics.

HUNTINGTON BANCSHARES INCORPORATED
Year to Date Key Statistics(1)
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in thousands, except per share amounts)	2011	2010	Amount	Percent

Net interest income	$1,214,145	$1,203,511	$10,634	1%
Provision for credit losses	128,768	547,574	(418,806)	(76)
Noninterest income	751,271	777,638	(26,367)	(3)
Noninterest expense	1,298,226	1,239,213	59,013	5

Income before income taxes	538,422	194,362	344,060	177
Provision for income taxes	122,667	4,915	117,752	2,396

Net Income	$415,755	$189,447	$226,308	119%

Dividends on preferred shares	23,110	88,278	(65,168)	(74)

Net income applicable to common shares	$392,645	$101,169	$291,476	288%

Net income per common share — diluted	$0.45	$0.14	$0.31	221%
Cash dividends declared per common share	0.06	0.03	0.03	100

Average common shares — basic	863,542	716,604	146,938	21
Average common shares — diluted(2)	867,446	719,182	148,264	21

Return on average assets	1.04%	0.49%
Return on average common shareholders’ equity	10.9	3.6
Return on average tangible common shareholders’ equity(3)	13.2	5.6
Net interest margin(4)	3.39	3.46
Efficiency ratio(5)	63.6	60.0
Effective tax rate (benefit)	22.8	2.5

Average loans and leases	$38,647,550	$37,095,295	$1,552,255	4
Average earning assets	48,381,447	46,790,569	1,590,878	3
Average total assets	53,446,679	52,044,466	1,402,212	3
Average core deposits(6)	39,448,587	37,696,027	1,752,560	5
Average shareholders’ equity	5,167,607	5,427,591	(259,985)	(5)

Net charge-offs (NCOs)	353,172	702,223	(349,051)	(50)
NCOs as a % of average loans and leases	1.22%	2.52%
See Notes to the Year to Date and Quarterly Key Statistics.

Notes to the Year to Date and Quarterly Key Statistics

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	For all periods presented, the impact of the convertible preferred stock issued in 2008 and the warrants issued to the U.S. Department of the Treasury in 2008 related to Huntington’s participation in the voluntary Capital Purchase Program was excluded from the diluted share calculation because the result was more than basic earnings per common share (anti-dilutive) for the periods. The convertible preferred stock and warrants were repurchased in December 2010 and January 2011, respectively.

(3)	Net income excluding expense for amortization of intangibles for the period divided by average tangible shareholders’ equity. Average tangible shareholders’ equity equals average total shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(5)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(6)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(7)	September 30, 2011, figures are estimated.

(8)	Tangible equity (total equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(9)	Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

				Change
	2011	2010		September ’11 vs ’10
(dollar amounts in thousands, except number of shares)	September 30,	December 31,	September 30,	Amount	Percent
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$2,190,276	$847,888	$1,139,226	$1,051,050	92%
Interest-bearing deposits in banks	105,454	135,038	274,240	(168,786)	(62)
Trading account securities	85,711	185,404	138,677	(52,966)	(38)
Loans held for sale	334,606	793,285	744,439	(409,833)	(55)
Available-for-sale and other securities	8,713,530	9,895,244	9,723,558	(1,010,028)	(10)
Held-to-maturity securities	658,250	—	—	658,250	100
Loans and leases(1)	39,011,894	38,106,507	37,500,587	1,511,307	4
Allowance for loan and lease losses	(1,019,710)	(1,249,008)	(1,336,352)	316,642	(24)

Net loans and leases	37,992,184	36,857,499	36,164,235	1,827,949	5

Bank owned life insurance	1,494,251	1,458,224	1,450,335	43,916	3
Premises and equipment	543,324	491,602	489,349	53,975	11
Goodwill	444,268	444,268	444,268	—	—
Other intangible assets	188,477	228,620	243,666	(55,189)	(23)
Accrued income and other assets	2,228,376	2,482,570	2,434,783	(206,407)	(8)

Total assets	$54,978,707	$53,819,642	$53,246,776	$1,731,931	3%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$43,219,727	$41,853,898	$41,072,371	$2,147,356	5%
Short-term borrowings	2,224,986	2,040,732	1,859,134	365,852	20
Federal Home Loan Bank advances	14,157	172,519	23,643	(9,486)	(40)
Other long-term debt	1,421,518	2,144,092	2,393,071	(971,553)	(41)
Subordinated notes	1,537,293	1,497,216	1,202,568	334,725	28
Accrued expenses and other liabilities	1,160,547	1,130,643	1,128,586	31,961	3

Total liabilities	49,578,228	48,839,100	47,679,373	1,898,855	4

Shareholder’s equity

Preferred stock — authorized 6,617,808 shares-

5.00% Series B Non-voting, Cumulative Preferred Stock, par value of $0.01 and liquidation value per share of $1,000	—	—	1,337,749	(1,337,749)	(100)

8.50% Series A Non-cumulative Perpetual Convertible Preferred Stock, par value and liquidation value per share of $1,000	362,507	362,507	362,507	—	—

Common stock — Par value of $0.01	8,652	8,642	7,180	1,472	21
Capital surplus	7,594,090	7,630,093	6,743,724	850,366	13
Less treasury shares, at cost	(10,161)	(8,771)	(8,969)	(1,192)	13
Accumulated other comprehensive loss	(80,404)	(197,496)	(28,396)
Retained earnings	(2,474,205)	(2,814,433)	(2,846,392)	372,187	(13)

Total shareholders’ equity	5,400,479	4,980,542	5,567,403	(166,924)	(3)

Total liabilities and shareholders’ equity	$54,978,707	$53,819,642	$53,246,776	$$1,731,931	3%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000	1,500,000,000
Common shares issued	865,204,511	864,195,369	718,015,276
Common shares outstanding	864,074,883	863,319,435	717,132,197
Treasury shares outstanding	1,129,628	875,934	883,079
Preferred shares issued	1,967,071	1,967,071	1,967,071
Preferred shares outstanding	362,507	362,507	1,760,578

(1)	See page 5 for detail of loans and leases.

(2)	See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition

	2011						2010
(dollar amounts in millions)	September 30,		June 30,		March 31,		December 31,		September 30,
	(Unaudited)		(Unaudited)		(Unaudited)				(Unaudited)

Ending Balances by Type:
Commercial:(1)
Commercial and industrial	$13,939	36%	$13,544	35%	$13,299	35%	$13,063	34%	$12,425	33%
Commercial real estate:
Construction	520	1	591	2	587	2	650	2	738	2
Commercial	5,414	14	5,573	14	5,711	15	6,001	16	6,174	16

Commercial real estate	5,934	15	6,164	16	6,298	17	6,651	18	6,912	18

Total commercial	19,873	51	19,708	51	19,597	52	19,714	52	19,337	51

Consumer:
Automobile	5,558	14	6,190	16	5,802	15	5,614	15	5,385	14
Home equity	8,079	21	7,952	20	7,784	20	7,713	20	7,690	21
Residential mortgage	4,986	13	4,751	12	4,517	12	4,500	12	4,511	12
Other consumer	516	1	525	1	546	1	566	1	578	2

Total consumer	19,139	49	19,418	49	18,649	48	18,393	48	18,164	49

Total loans and leases	$39,012	100%	$39,126	100%	$38,246	100%	$38,107	100%	$37,501	100%

Ending Balances by Business Segment:
Retail and Business Banking	$12,183	31%	$12,019	31%	$11,786	31%	$11,717	31%	$11,804	31%
Regional and Commercial Banking	8,723	22	8,291	21	7,917	21	7,792	20	7,373	20
AFCRE	12,318	32	13,273	34	13,154	34	13,283	35	13,167	35
WGH	5,713	15	5,493	14	5,255	14	5,176	14	5,066	14
Treasury / Other	75	—	50	—	134	—	139	—	91	—

Total loans and leases	$39,012	100%	$39,126	100%	$38,246	100%	$38,107	100%	$37,501	100%

	2011						2010
	Third		Second		First		Fourth		Third
Average Balances by Business Segment:
Retail and Business Banking	$12,126	31%	$11,948	31%	$11,780	31%	$11,274	30%	$11,817	32%
Regional and Commercial Banking	8,495	22	8,069	21	7,824	21	7,657	20	7,419	20
AFCRE	13,101	33	13,145	34	13,208	35	13,299	35	13,085	35
WGH	5,522	14	5,297	14	5,192	13	5,050	14	4,894	13
Treasury / Other	53	—	76	—	94	—	520	1	—	—

Total loans and leases	$39,297	100%	$38,535	100%	$38,098	100%	$37,800	100%	$37,215	100%

(1)	There were no commercial loans outstanding that would be considered a concentration of lending to a particular industry.

Huntington Bancshares Incorporated
Deposits Composition

	2011						2010
(dollar amounts in millions)	September 30,		June 30,		March 31,		December 31,		September 30,
	(Unaudited)		(Unaudited)		(Unaudited)				(Unaudited)
Ending Balances by Type:
Demand deposits — noninterest-bearing	$9,502	22%	$8,210	20%	$7,597	18%	$7,217	17%	$6,926	17%
Demand deposits — interest-bearing	5,763	13	5,642	14	5,532	13	5,469	13	5,347	13
Money market deposits	13,759	32	12,643	31	13,105	32	13,410	32	12,679	31
Savings and other domestic deposits	4,711	11	4,752	11	4,762	12	4,643	11	4,613	11
Core certificates of deposit	7,084	16	7,936	19	8,208	20	8,525	20	8,765	21

Total core deposits	40,819	94	39,183	95	39,204	95	39,264	93	38,330	93
Other domestic deposits of $250,000 or more	421	1	436	1	531	1	675	2	730	2
Brokered deposits and negotiable CDs	1,535	4	1,486	4	1,253	3	1,532	4	1,576	4
Deposits in foreign offices	445	1	297	—	378	1	383	1	436	1

Total deposits	$43,220	100%	$41,402	100%	$41,366	100%	$41,854	100%	$41,072	100%

Total core deposits:
Commercial	$15,526	38%	$13,541	35%	$12,785	33%	$12,476	32%	$12,262	32%
Consumer	25,293	62	25,642	65	26,419	67	26,788	68	26,068	68

Total core deposits	$40,819	100%	$39,183	100%	$39,204	100%	$39,264	100%	$38,330	100%

Ending Balances by Business Segment:
Retail and Business Banking	$28,095	65%	$28,325	68%	$28,984	70%	$29,298	70%	$28,808	70%
Regional and Commercial Banking	4,173	10	3,539	9	3,589	9	3,538	8	3,245	8
AFCRE	817	2	819	2	804	2	753	2	739	2
WGH	9,013	21	7,708	19	7,363	17	7,449	18	7,184	17
Treasury / Other(1)	1,122	2	1,011	2	626	2	816	2	1,096	3

Total deposits	$43,220	100%	$41,402	100%	$41,366	100%	$41,854	100%	$41,072	100%

	2011						2010
	Third		Second		First		Fourth		Third
Average Balances by Business Segment:
Retail and Business Banking	$28,290	67%	$28,780	70%	$29,139	70%	$29,241	70%	$28,874	71%
Regional and Commercial Banking	3,902	9	3,484	8	3,666	9	3,471	8	3,090	8
AFCRE	796	2	784	2	763	2	752	2	714	1
WGH	8,243	20	7,467	18	7,394	17	7,333	18	6,867	17
Treasury / Other(1)	1,047	2	739	2	702	2	907	2	1,101	3

Total deposits	$42,278	100%	$41,254	100%	$41,664	100%	$41,704	100%	$40,646	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

						Change
	2011			2010		3Q11 vs 3Q10
(dollar amounts in millions)	Third	Second	First	Fourth	Third	Amount	Percent

Assets
Interest-bearing deposits in banks	$164	$131	$130	$218	$282	$(118)	(42)%
Trading account securities	92	112	144	297	110	(18)	(16)
Federal funds sold and securities purchased under resale agreements	—	21	—	—	—	—	—
Loans held for sale	237	181	420	779	663	(426)	(64)
Available-for-sale and other securities:
Taxable	7,902	8,428	9,108	9,747	8,876	(974)	(11)
Tax-exempt	421	436	445	449	365	56	15

Total available-for-sale and other securities	8,323	8,864	9,553	10,196	9,241	(918)	(10)
Held-to-maturity securities — taxable	665	174	—	—	—	665	—
Loans and leases:(1)
Commercial:
Commercial and industrial	13,664	13,370	13,121	12,767	12,393	1,271	10
Commercial real estate:
Construction	670	554	611	716	989	(319)	(32)
Commercial	5,441	5,679	5,913	6,082	6,084	(643)	(11)

Commercial real estate	6,111	6,233	6,524	6,798	7,073	(962)	(14)

Total commercial	19,775	19,603	19,645	19,565	19,466	309	2

Consumer:
Automobile	6,211	5,954	5,701	5,520	5,140	1,071	21
Home equity	8,002	7,874	7,728	7,709	7,567	435	6
Residential mortgage	4,788	4,566	4,465	4,430	4,389	399	9
Other consumer	521	538	559	576	653	(132)	(20)

Total consumer	19,522	18,932	18,453	18,235	17,749	1,773	10

Total loans and leases	39,297	38,535	38,098	37,800	37,215	2,082	6
Allowance for loan and lease losses	(1,066)	(1,128)	(1,231)	(1,323)	(1,384)	318	(23)

Net loans and leases	38,231	37,407	36,867	36,477	35,831	2,400	7

Total earning assets	48,778	48,018	48,345	49,290	47,511	1,267	3

Cash and due from banks	1,700	1,068	1,299	1,187	1,618	82	5
Intangible assets	639	652	665	679	695	(56)	(8)
All other assets	4,142	4,160	4,291	4,313	4,277	(135)	(3)

Total assets	$54,193	$52,770	$53,369	$54,146	$52,717	$1,476	3%

Liabilities and shareholders’ equity
Deposits:
Demand deposits — noninterest-bearing	$8,719	$7,806	$7,333	$7,188	$6,768	$1,951	29%
Demand deposits — interest-bearing	5,573	5,565	5,357	5,317	5,319	254	5
Money market deposits	13,321	12,879	13,492	13,158	12,336	985	8
Savings and other domestic deposits	4,752	4,778	4,701	4,640	4,639	113	2
Core certificates of deposit	7,592	8,079	8,391	8,646	8,948	(1,356)	(15)

Total core deposits	39,957	39,107	39,274	38,949	38,010	1,947	5
Other domestic deposits of $250,000 or more	387	467	606	737	690	(303)	(44)
Brokered deposits and negotiable CDs	1,533	1,333	1,410	1,575	1,495	38	3
Deposits in foreign offices	401	347	374	443	451	(50)	(11)

Total deposits	42,278	41,254	41,664	41,704	40,646	1,632	4
Short-term borrowings	2,251	2,112	2,134	2,134	1,739	512	29
Federal Home Loan Bank advances	285	97	30	112	188	97	52
Subordinated notes and other long-term debt	3,030	3,249	3,525	3,558	3,672	(642)	(17)

Total interest-bearing liabilities	39,125	38,906	40,020	40,320	39,477	(352)	(1)

All other liabilities	1,017	913	994	993	952	65	7
Shareholders’ equity	5,332	5,145	5,022	5,645	5,520	(188)	(3)

Total liabilities and shareholders’ equity	$54,193	$52,770	$53,369	$54,146	$52,717	$1,476	3%

(1)	Includes nonaccrual loans.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin — Interest Income / Expense
(Unaudited)

	2011			2010
(dollar amounts in thousands)	Third	Second	First	Fourth	Third

Assets
Interest-bearing deposits in banks	$17	$73	$37	$343	$151
Trading account securities	325	447	494	1,472	331
Federal funds sold and securities purchased under resale agreements	—	5	—	—	—
Loans held for sale	2,643	2,247	4,284	7,799	9,525
Available-for-sale and other securities:
Taxable	47,946	54,603	57,652	59,025	61,438
Tax-exempt	4,392	4,385	5,237	5,150	4,285

Total available-for-sale and other securities	52,338	58,988	62,889	64,175	65,723
Held-to-maturity securities — taxable	5,059	1,287	—	—	—
Loans and leases:
Commercial:
Commercial and industrial	144,151	145,675	149,964	161,251	162,678
Commercial real estate:
Construction	6,620	4,718	5,138	5,608	7,157
Commercial	54,429	55,947	58,096	60,963	60,821

Commercial real estate	61,049	60,665	63,234	66,571	67,978

Total commercial	205,200	206,340	213,198	227,822	230,656

Consumer:
Automobile	76,488	75,110	73,330	75,951	75,005
Home equity	89,112	88,358	87,659	89,516	89,669
Residential mortgage	53,521	52,700	53,127	53,431	54,560
Other consumer	9,951	10,416	10,804	11,490	11,680

Total consumer	229,072	226,584	224,920	230,388	230,914

Total loans and leases	434,272	432,924	438,118	458,210	461,570

Total earning assets	$494,654	$495,971	$505,822	$531,999	$537,300

Liabilities
Deposits:
Demand deposits — noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits — interest-bearing	1,458	1,240	1,217	1,770	2,255
Money market deposits	13,845	12,807	16,699	25,654	26,690
Savings and other domestic deposits	8,231	8,870	9,410	10,527	11,585
Core certificates of deposit	37,324	41,041	42,815	46,076	52,044

Total core deposits	60,858	63,958	70,141	84,027	92,574
Other domestic deposits of $250,000 or more	906	1,171	1,620	2,244	2,225
Brokered deposits and negotiable CDs	2,963	2,948	3,850	6,082	8,334
Deposits in foreign offices	258	227	185	194	247

Total deposits	64,985	68,304	75,796	92,547	103,380
Short-term borrowings	931	856	949	1,071	945
Federal Home Loan Bank advances	233	215	220	272	602
Subordinated notes and other long-term debt	18,369	19,425	20,582	19,107	19,780

Total interest bearing liabilities	84,518	88,800	97,547	112,997	124,707

Net interest income	$410,136	$407,171	$408,275	$419,002	$412,593

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

	2011			2010
Fully-taxable equivalent basis(1)	Third	Second	First	Fourth	Third

Assets
Interest-bearing deposits in banks	0.04%	0.22%	0.11%	0.63%	0.21%
Trading account securities	1.41	1.59	1.37	1.98	1.20
Federal funds sold and securities purchased under resale agreements	—	0.09	—	—	—
Loans held for sale	4.46	4.97	4.08	4.01	5.75
Available-for-sale and other securities:
Taxable	2.43	2.59	2.53	2.42	2.77
Tax-exempt	4.17	4.02	4.70	4.59	4.70

Total available-for-sale and other securities	2.52	2.66	2.63	2.52	2.84
Held-to-maturity securities — taxable	3.04	2.96	—	—	—
Loans and leases:(2)(3)
Commercial:
Commercial and industrial	4.13	4.31	4.57	4.94	5.14
Commercial real estate:
Construction	3.87	3.37	3.36	3.07	2.83
Commercial	3.91	3.90	3.93	3.92	3.91

Commercial real estate	3.91	3.84	3.88	3.83	3.76

Total commercial	4.06	4.16	4.34	4.56	4.64

Consumer:
Automobile	4.89	5.06	5.22	5.46	5.79
Home equity	4.45	4.49	4.54	4.64	4.74
Residential mortgage	4.47	4.62	4.76	4.82	4.97
Other consumer	7.57	7.76	7.85	7.92	7.10

Total consumer	4.68	4.79	4.90	5.04	5.19

Total loans and leases	4.37	4.47	4.61	4.79	4.90

Total earning assets	4.02%	4.14%	4.24%	4.29%	4.49%

Liabilities
Deposits:
Demand deposits — noninterest-bearing	—%	—%	—%	—%	—%
Demand deposits — interest-bearing	0.10	0.09	0.09	0.13	0.17
Money market deposits	0.41	0.40	0.50	0.77	0.86
Savings and other domestic deposits	0.69	0.74	0.81	0.90	0.99
Core certificates of deposit	1.95	2.04	2.07	2.11	2.31

Total core deposits	0.77	0.82	0.89	1.05	1.18
Other domestic deposits of $250,000 or more	0.93	1.01	1.08	1.21	1.28
Brokered deposits and negotiable CDs	0.77	0.89	1.11	1.53	2.21
Deposits in foreign offices	0.26	0.26	0.20	0.17	0.22

Total deposits	0.77	0.82	0.90	1.06	1.21
Short-term borrowings	0.16	0.16	0.18	0.20	0.22
Federal Home Loan Bank advances	0.32	0.88	2.98	0.95	1.25
Subordinated notes and other long-term debt	2.43	2.39	2.34	2.15	2.15

Total interest-bearing liabilities	0.86	0.91	0.99	1.11	1.25

Net interest rate spread	3.11	3.19	3.21	3.16	3.24
Impact of noninterest-bearing funds on margin	0.23	0.21	0.21	0.21	0.21

Net interest margin	3.34%	3.40%	3.42%	3.37%	3.45%

Commercial Loan Derivative Impact
(Unaudited)

	2011			2010
Fully-taxable equivalent basis(1)	Third	Second	First	Fourth	Third
Commercial loans(2)(3)	3.79%	3.83%	3.84%	3.96%	3.97%
Impact of commercial loan derivatives	0.27	0.33	0.50	0.60	0.67

Total commercial — as reported	4.06%	4.16%	4.34%	4.56%	4.64%

Average 30 day LIBOR	0.21%	0.20%	0.26%	0.26%	0.29%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.

(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data(1)
(Unaudited)

	2011			2010		3Q11 vs 3Q10
(dollar amounts in thousands, except per share amounts)	Third	Second	First	Fourth	Third	Amount	Percent
Interest income	$490,996	$492,137	$501,877	$528,291	$534,669	$(48,732)	(9)%
Interest expense	84,518	88,800	97,547	112,997	124,707	(40,189)	(32)

Net interest income	406,478	403,337	404,330	415,294	409,962	(3,484)	(1)
Provision for credit losses	43,586	35,797	49,385	86,973	119,160	(75,574)	(63)

Net interest income after provision for credit losses	362,892	367,540	354,945	328,321	290,802	72,090	25

Service charges on deposit accounts	65,184	60,675	54,324	55,810	65,932	(748)	(1)
Mortgage banking income	12,791	23,835	22,684	53,169	52,045	(39,254)	(75)
Trust services	29,473	30,392	30,742	29,394	26,997	2,476	9
Electronic banking	32,714	31,728	28,786	28,900	28,090	4,624	16
Insurance income	17,220	16,399	17,945	19,678	19,801	(2,581)	(13)
Brokerage income	20,349	20,819	20,511	16,953	16,575	3,774	23
Bank owned life insurance income	15,644	17,602	14,819	16,113	14,091	1,553	11
Automobile operating lease income	5,890	7,307	8,847	10,463	11,356	(5,466)	(48)
Securities gains (losses)	(1,350)	1,507	40	(103)	(296)	(1,054)	356
Other income	60,644	45,503	38,247	33,843	32,552	28,092	86

Total noninterest income	258,559	255,767	236,945	264,220	267,143	(8,584)	(3)

Personnel costs	226,835	218,570	219,028	212,184	208,272	18,563	9
Outside data processing and other services	49,602	43,889	40,282	40,943	38,553	11,049	29
Net occupancy	26,967	26,885	28,436	26,670	26,718	249	1
Deposit and other insurance expense	17,492	23,823	17,896	23,320	23,406	(5,914)	(25)
Professional services	20,281	20,080	13,465	21,021	20,672	(391)	(2)
Equipment	22,262	21,921	22,477	22,060	21,651	611	3
Marketing	22,251	20,102	16,895	16,168	20,921	1,330	6
Amortization of intangibles	13,387	13,386	13,370	15,046	15,145	(1,758)	(12)
OREO and foreclosure expense	4,668	4,398	3,931	10,502	12,047	(7,379)	(61)
Automobile operating lease expense	4,386	5,434	6,836	8,142	9,159	(4,773)	(52)
Other expense	30,987	29,921	48,083	38,537	30,765	222	1

Total noninterest expense	439,118	428,409	430,699	434,593	427,309	11,809	3

Income before income taxes	182,333	194,898	161,191	157,948	130,636	51,697	40
Provision for income taxes	38,942	48,980	34,745	35,048	29,690	9,252	31

Net income	$143,391	$145,918	$126,446	$122,900	$100,946	$42,445	42%

Dividends on preferred shares	7,703	7,704	7,703	83,754	29,495	(21,792)	(74)

Net income applicable to common shares	$135,688	$138,214	$118,743	$39,146	$71,451	$64,237	90%

Average common shares — basic	863,911	863,358	863,359	757,924	716,911	147,000	21%
Average common shares — diluted(2)	867,633	867,469	867,237	760,582	719,567	148,066	21

Per common share
Net income — basic	$0.16	$0.16	$0.14	$0.05	$0.10	$0.06	60%
Net income — diluted	0.16	0.16	0.14	0.05	0.10	0.06	60
Cash dividends declared	0.04	0.01	0.01	0.01	0.01	0.03	300

Return on average total assets	1.05%	1.11%	0.96%	0.90%	0.76%	0.29	38%
Return on average common shareholders’ equity	10.8	11.6	10.3	3.8	7.4	3.4	46
Return on average tangible common shareholders’ equity(3)	13.0	13.3	12.7	5.6	10.0	3.0	30
Net interest margin(4)	3.34	3.40	3.42	3.37	3.45	(0.11)	(3)
Efficiency ratio(5)	63.5	62.7	64.7	61.4	60.6	2.9	5
Effective tax rate	21.4	25.1	21.6	22.2	22.7	(1.3)	(6)

Revenue — fully-taxable equivalent (FTE)
Net interest income	$406,478	$403,337	$404,330	$415,294	$409,962	$(3,484)	(1)%
FTE adjustment	3,658	3,834	3,945	3,708	2,631	1,027	39

Net interest income(4)	410,136	407,171	408,275	419,002	412,593	(2,457)	(1)
Noninterest income	258,559	255,767	236,945	264,220	267,143	(8,584)	(3)

Total revenue(4)	$668,695	$662,938	$645,220	$683,222	$679,736	$(11,041)	(2)%

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	For all periods presented, the impact of the convertible preferred stock issued in 2008 and the warrants issued to the U.S. Department of the Treasury in 2008 related to Huntington’s participation in the voluntary Capital Purchase Program was excluded from the diluted share calculation because the result was more than basic earnings per common share (anti-dilutive) for the periods. The convertible preferred stock and warrants were repurchased in December 2010 and January 2011, respectively.

(3)	Net income excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(5)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income
(Unaudited)

	2011			2010		3Q11 vs 3Q10
(dollar amounts in thousands, except as noted)	Third	Second	First	Fourth	Third	Amount	Percent
Mortgage banking income
Origination and secondary marketing	$15,648	$11,522	$19,799	$48,236	$35,840	$(20,192)	(56)%
Servicing fees	12,140	12,417	12,546	11,474	12,053	87	1
Amortization of capitalized servicing	(9,641)	(9,052)	(9,863)	(13,960)	(13,003)	3,362	(26)
Other mortgage banking income	3,826	4,259	3,769	4,789	4,966	(1,140)	(23)

Subtotal	21,973	19,146	26,251	50,539	39,856	(17,883)	(45)

MSR valuation adjustment(1)	(39,394)	(8,292)	774	31,319	(12,047)	(27,347)	227
Net trading gains (losses) related to MSR hedging	30,212	12,981	(4,341)	(28,689)	24,236	5,976	25

Total mortgage banking income	$12,791	$23,835	$22,684	$53,169	$52,045	$(39,254)	(75)%

Mortgage originations (in millions)	$953	$916	$929	$1,827	$1,619	$(666)	(41)%
Average trading account securities used to hedge MSRs (in millions)	7	22	46	184	23	(16)	(70)
Capitalized mortgage servicing rights(2)	145,277	189,740	202,559	196,194	161,594	(16,317)	(10)
Total mortgages serviced for others (in millions)(2)	16,061	16,315	16,456	15,933	15,713	348	2
MSR % of investor servicing portfolio(2)	0.90%	1.16%	1.23%	1.23%	1.03%	(0.13)%	(1,262)

Net impact of MSR hedging
MSR valuation adjustment(1)	$(39,394)	$(8,292)	$774	$31,319	$(12,047)	$(27,347)	227%
Net trading gains (losses) related to MSR hedging	30,212	12,981	(4,341)	(28,689)	24,236	5,976	25
Net interest income related to MSR hedging	17	84	99	713	32	(15)	(47)

Net gain (loss) of MSR hedging	$(9,165)	$4,773	$(3,468)	$3,343	$12,221	$(21,386)	(175)%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	2011			2010
(dollar amounts in thousands)	Third	Second	First	Fourth	Third

Allowance for loan and lease losses, beginning of period	$1,071,126	$1,133,226	$1,249,008	$1,336,352	$1,402,160
Loan and lease losses	(115,899)	(128,701)	(199,007)	(205,587)	(221,144)
Recoveries of loans previously charged off	25,344	31,167	33,924	33,336	36,630

Net loan and lease losses	(90,555)	(97,534)	(165,083)	(172,251)	(184,514)

Provision for loan and lease losses	45,867	36,948	49,301	84,907	118,788
Allowance of assets sold	(6,728)	(1,514)	—	—	(82)

Allowance for loan and lease losses, end of period	$1,019,710	$1,071,126	$1,133,226	$1,249,008	$1,336,352

Allowance for unfunded loan commitments and letters of credit, beginning of period	$41,060	$42,211	$42,127	$40,061	$39,689

Provision for (reduction in) unfunded loan commitments and letters of credit losses	(2,281)	(1,151)	84	2,066	372

Allowance for unfunded loan commitments and letters of credit, end of period	$38,779	$41,060	$42,211	$42,127	$40,061

Total allowance for credit losses, end of period	$1,058,489	$1,112,186	$1,175,437	$1,291,135	$1,376,413

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	2.61%	2.74%	2.96%	3.28%	3.56%
Nonaccrual loans and leases (NALs)	180	174	178	161	136
Nonperforming assets (NPAs)	166	164	164	148	121

Total allowance for credit losses (ACL) as % of:
Total loans and leases	2.71%	2.84%	3.07%	3.39%	3.67%
Nonaccrual loans and leases	187	181	185	166	140
Nonperforming assets	172	170	170	153	125

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	2011			2010
(dollar amounts in thousands)	Third	Second	First	Fourth	Third

Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$17,891	$18,704	$42,191	$59,124	$62,241
Commercial real estate:
Construction	1,450	4,145	28,400	11,084	17,936
Commercial	22,990	23,450	39,283	33,787	45,725

Commercial real estate	24,440	27,595	67,683	44,871	63,661

Total commercial	42,331	46,299	109,874	103,995	125,902

Consumer:
Automobile	3,863	2,255	4,712	7,035	5,570
Home equity	26,222	25,441	26,715	29,175	27,827
Residential mortgage(1)	11,562	16,455	18,932	26,775	18,961
Other consumer	6,577	7,084	4,850	5,271	6,254

Total consumer	48,224	51,235	55,209	68,256	58,612

Total net charge-offs	$90,555	$97,534	$165,083	$172,251	$184,514

Net charge-offs — annualized percentages:
Commercial:
Commercial and industrial	0.52%	0.56%	1.29%	1.85%	2.01%
Commercial real estate:
Construction	0.87	2.99	18.59	6.19	7.25
Commercial	1.69	1.65	2.66	2.22	3.01

Commercial real estate	1.60	1.77	4.15	2.64	3.60

Total commercial	0.86	0.94	2.24	2.13	2.59

Consumer:
Automobile	0.25	0.15	0.33	0.51	0.43
Home equity	1.31	1.29	1.38	1.51	1.47
Residential mortgage(1)	0.97	1.44	1.70	2.42	1.73
Other consumer	5.05	5.27	3.47	3.66	3.83

Total consumer	0.99	1.08	1.20	1.50	1.32

Net charge-offs as a % of average loans	0.92%	1.01%	1.73%	1.82%	1.98%

(1)	The 2010 fourth quarter included net charge-offs of $16,389 thousand related to the sale of certain underperforming residential mortgage loans.

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	2011			2010
(dollar amounts in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,

Nonaccrual loans and leases (NALs):
Commercial and industrial	$209,632	$229,327	$260,397	$346,720	$398,353
Commercial real estate	257,086	291,500	305,793	363,692	478,754
Residential mortgage	61,129	59,853	44,812	45,010	82,984
Home equity	37,156	33,545	25,255	22,526	21,689

Total nonaccrual loans and leases	565,003	614,225	636,257	777,948	981,780

Other real estate, net:
Residential	18,588	20,803	28,668	31,649	65,775
Commercial	19,418	17,909	25,961	35,155	57,309

Total other real estate, net	38,006	38,712	54,629	66,804	123,084
Other NPAs (1)	10,972	—	—	—	—

Total nonperforming assets	$613,981	$652,937	$690,886	$844,752	$1,104,864

Nonperforming Franklin assets:
Residential mortgage	$—	$—	$—	$—	$—
Home Equity	—	—	—	—	—
OREO	534	883	5,971	9,477	15,330
Impaired loans held for sale	—	—	—	—	—

Total nonperforming Franklin assets	$534	$883	$5,971	$9,477	$15,330

Nonaccrual loans and leases as a % of total loans and leases	1.45%	1.57%	1.66%	2.04%	2.62%

NPA ratio(2)	1.57	1.67	1.80	2.21	2.94

	2011			2010
	Third	Second	First	Fourth	Third

Nonperforming assets, beginning of period	$652,937	$690,886	$844,752	$1,104,864	$1,582,702
New nonperforming assets	153,626	210,255	192,044	237,802	278,388
Franklin impact, net	(349)	(5,088)	(3,506)	(5,853)	(251,412)
Returns to accruing status	(25,794)	(68,429)	(70,886)	(100,051)	(111,168)
Loan and lease losses	(79,992)	(74,945)	(128,730)	(126,047)	(151,013)
OREO losses (gains)	(242)	388	1,492	(5,117)	(5,302)
Payments	(76,510)	(73,009)	(87,041)	(191,296)	(210,612)
Sales	(9,695)	(27,121)	(57,239)	(69,550)	(26,719)

Nonperforming assets, end of period	$613,981	$652,937	$690,886	$844,752	$1,104,864

(1)	Other nonperforming assets represent an investment security backed by a municipal bond.

(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	2011			2010
(dollar amounts in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,

Accruing loans and leases past due 90 days or more:

Commercial and industrial	$—	$—	$—	$—	$—
Residential mortgage (excluding loans guaranteed by the U.S. Government)	32,850	33,975	41,858	53,983	56,803
Home equity	20,420	17,451	24,130	23,497	27,160
Other consumer	7,755	6,227	7,578	10,177	11,423

Total, excl. loans guaranteed by the U.S. Government	61,025	57,653	73,566	87,657	95,386
Add: loans guaranteed by U.S. Government	84,413	76,979	94,440	98,288	94,249

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$145,438	$134,632	$168,006	$185,945	$189,635

Ratios:

Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.16%	0.15%	0.19%	0.23%	0.25%

Guaranteed by U.S. Government, as a percent of total loans and leases	0.21%	0.19%	0.25	0.26	0.26

Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.37%	0.34%	0.44	0.49	0.51

Accruing troubled debt restructured loans:
Commercial	$321,598	$240,126	$206,462	$222,632	$157,971
Residential mortgage	304,365	313,772	333,492	328,411	304,356
Other consumer (1)	89,596	75,036	78,488	76,586	73,210

Total accruing troubled debt restructured loans	$715,559	$628,934	$618,442	$627,629	$535,537

Nonaccruing troubled debt restructured loans:
Commercial	$74,264	$77,745	$37,858	$33,462	$33,236
Residential mortgage	20,877	14,378	8,523	5,789	10,581
Other consumer (1)	279	140	14	—	—

Total nonaccruing troubled debt restructured loans	$95,420	$92,263	$46,395	$39,251	$43,817

(1)	Includes home equity, automobile, and other consumer loans.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	2011			2010
(dollar amounts in thousands, except per share amounts)	Third	Second	First	Fourth	Third

Common stock price, per share
High(1)	$6.740	$6.920	$7.700	$7.000	$6.450
Low(1)	4.460	6.000	6.380	5.430	5.040
Close	4.800	6.560	6.640	6.870	5.690
Average closing price	5.370	6.506	6.981	6.050	5.787

Dividends, per share
Cash dividends declared per common share	$0.04	$0.01	$0.01	$0.01	$0.01

Common shares outstanding
Average — basic	863,911	863,358	863,359	757,924	716,911
Average — diluted(2)	867,633	867,469	867,237	760,582	719,567
Ending	864,075	863,323	863,399	863,319	717,132

Book value per common share	$5.83	$5.66	$5.42	$5.35	$5.39
Tangible book value per common share(3)	5.17	5.00	4.74	4.66	4.55

	2011			2010
(dollar amounts in millions)	September 30,	June 30,	March 31,	December 31,	September 30,

Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$5,400	$5,253	$5,039	$4,981	$5,567
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(188)	(202)	(215)	(229)	(244)
Add: related deferred tax liability(3)	66	71	75	80	85

Total tangible equity	4,834	4,678	4,455	4,388	4,964
Less: preferred equity	(363)	(363)	(363)	(363)	(1,700)

Total tangible common equity	$4,471	$4,315	$4,092	$4,025	$3,264

Total assets	$54,979	$53,050	$52,949	$53,820	$53,247
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(188)	(202)	(215)	(229)	(244)
Add: related deferred tax liability(3)	66	71	75	80	85

Total tangible assets	$54,413	$52,475	$52,365	$53,227	$52,644

Tangible equity / tangible asset ratio	8.88%	8.91%	8.51%	8.24%	9.43%
Tangible common equity / tangible asset ratio	8.22	8.22	7.81	7.56	6.20

Other capital data:
Total risk-weighted assets(5)	$44,376	$44,081	$43,025	$43,471	$42,759

Tier 1 leverage ratio(5)	10.24%	10.25%	9.80%	9.41%	10.54%
Tier 1 common risk-based capital ratio(5)	10.17	9.92	9.75	9.29	7.39
Tier 1 risk-based captial ratio(5)	12.37	12.14	12.04	11.55	12.82
Total risk-based capital ratio(5)	15.11	14.89	14.85	14.46	15.08
Tangible common equity / risk-weighted assets ratio(5)	10.08	9.79	9.51	9.26	7.63

Other data:
Number of employees (full-time equivalent)	11,473	11,457	11,319	11,341	11,279
Number of domestic full-service branches(4)	650	643	622	620	617

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)	For all periods presented, the impact of the convertible preferred stock issued in 2008 and the warrants issued to the U.S. Department of the Treasury in 2008 related to Huntington’s participation in the voluntary Capital Purchase Program was excluded from the diluted share calculation because the result was more than basic earnings per common share (anti-dilutive) for the periods. The convertible preferred stock and warrants were repurchased in December 2010 and January 2011, respectively.

(3)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	Includes WGH offices.

(5)	September 30, 2011, figures are estimated.

Huntington Bancshares Incorporated
Consolidated Year to Date Average Balance Sheets
(Unaudited)

	YTD Average Balances
	Nine Months Ended September 30,		Change
(dollar amounts in millions)	2011	2010	Amount	Percent

Assets
Interest bearing deposits in banks	$141	$313	$(172)	(55)%
Trading account securities	116	111	5	5
Federal funds sold and securities purchased under resale agreements	7	—	7	—
Loans held for sale	279	445	(166)	(37)
Available-for-sale and other securities:
Taxable	8,475	8,428	47	1
Tax-exempt	434	399	35	9

Total available-for-sale and other securities	8,909	8,827	82	1
Held-to-maturity securities — taxable	282	—	282	—
Loans and leases:(1)
Commercial:
Commercial and industrial	13,387	12,317	1,070	9
Commercial real estate:
Construction	612	1,224	(612)	(50)
Commercial	5,676	6,145	(469)	(8)

Commercial real estate	6,288	7,369	(1,081)	(15)

Total commercial	19,675	19,686	(11)	—

Consumer:
Automobile	5,958	4,678	1,280	27
Home equity	7,869	7,550	319	4
Residential mortgage	4,607	4,491	116	3
Other consumer	539	690	(151)	(22)

Total consumer	18,973	17,409	1,564	9

Total loans and leases	38,648	37,095	1,553	4
Allowance for loan and lease losses	(1,141)	(1,466)	325	(22)

Net loans and leases	37,507	35,629	1,878	5

Total earning assets	48,382	46,791	1,591	3

Cash and due from banks	1,358	1,629	(271)	(17)
Intangible assets	652	709	(57)	(8)
All other assets	4,196	4,381	(185)	(4)

Total assets	$53,447	$52,044	$1,403	3%

Liabilities and shareholders’ equity
Deposits:
Demand deposits — noninterest-bearing	$7,958	$6,748	$1,210	18%
Demand deposits — interest-bearing	5,499	5,667	(168)	(3)
Money market deposits	13,230	11,267	1,963	17
Savings and other domestic deposits	4,744	4,643	101	2
Core certificates of deposit	8,017	9,371	(1,354)	(14)

Total core deposits	39,448	37,696	1,752	5
Other domestic deposits of $250,000 or more	486	683	(197)	(29)
Brokered deposits and negotiable CDs	1,426	1,613	(187)	(12)
Deposits in foreign offices	374	421	(47)	(11)

Total deposits	41,734	40,413	1,321	3
Short-term borrowings	2,166	1,214	952	78
Federal Home Loan Bank advances	138	193	(55)	(28)
Subordinated notes and other long-term debt	3,266	3,855	(589)	(15)

Total interest-bearing liabilities	39,346	38,927	419	1

All other liabilities	975	941	34	4
Shareholders’ equity	5,168	5,428	(260)	(5)

Total liabilities and shareholders’ equity	$53,447	$52,044	$1,403	3%

(1)	Includes nonaccrual loans.

Huntington Bancshares Incorporated
Consolidated Year to Date Net Interest Margin Analysis — Interest Income / Expense
(Unaudited)

	YTD Interest Income / Expense
	Nine Months Ended September 30,
(dollar amounts in thousands)	2011	2010

Assets
Interest bearing deposits in banks	$128	$461
Trading account securities	1,265	1,404
Federal funds sold and securities purchased under resale agreements	5	—
Loans held for sale	9,174	17,889
Available-for-sale and other securities:
Taxable	160,201	180,039
Tax-exempt	14,013	13,617

Total available-for-sale and other securities	174,214	193,656
Held-to-maturity securities — taxable	6,346	—
Loans and leases:
Commercial:
Commercial and industrial	439,790	499,348
Commercial real estate:
Construction	16,476	24,987
Commercial	168,472	173,895

Commercial real estate	184,948	198,882

Total commercial	624,738	698,230

Consumer:
Automobile	224,928	219,251
Home equity	265,129	294,215
Residential mortgage	159,349	163,374
Other consumer	31,171	35,991

Total consumer	680,577	712,831

Total loans and leases	1,305,315	1,411,061

Total earning assets	$1,496,447	$1,624,471

Liabilities
Deposits:
Demand deposits — noninterest-bearing	$—	$—
Demand deposits — interest-bearing	3,915	8,623
Money market deposits	43,350	77,815
Savings and other domestic deposits	26,510	37,675
Core certificates of deposit	121,179	185,518

Total core deposits	194,954	309,631
Other domestic deposits of $250,000 or more	3,698	6,963
Brokered deposits and negotiable CDs	9,761	29,271
Deposits in foreign offices	672	640

Total deposits	209,085	346,505
Short-term borrowings	2,737	1,936
Federal Home Loan Bank advances	669	2,848
Subordinated notes and other long-term debt	58,374	62,302

Total interest-bearing liabilities	270,865	413,591

Net interest income	$1,225,582	$1,210,880

Huntington Bancshares Incorporated
Consolidated Year to Date Net Interest Margin Analysis
(Unaudited)

	YTD Average Rates (2)
	Nine Months Ended September 30,
Fully-taxable equivalent basis(1)	2011	2010

Assets
Interest bearing deposits in banks	0.12%	0.20%
Trading account securities	1.46	1.68
Federal funds sold and securities purchased under resale agreements	0.09	—
Loans held for sale	4.39	5.36
Available-for-sale and other securities:
Taxable	2.52	2.85
Tax-exempt	4.30	4.56

Total available-for-sale and other securities	2.61	2.93
Held-to-maturity securities — taxable	3.00	—
Loans and leases:(3)
Commercial:
Commercial and industrial	4.33	5.35
Commercial real estate:
Construction	3.55	2.69
Commercial	3.91	3.73

Commercial real estate	3.88	3.56

Total commercial	4.19	4.68

Consumer:
Automobile	5.05	6.27
Home equity	4.49	5.20
Residential mortgage	4.61	4.85
Other consumer	7.73	6.98

Total consumer	4.79	5.46

Total loans and leases	4.48	5.05

Total earning assets	4.14%	4.64%

Liabilities
Deposits:
Demand deposits — noninterest-bearing	—%	—%
Demand deposits — interest-bearing	0.10	0.20
Money market deposits	0.44	0.92
Savings and other domestic deposits	0.75	1.08
Core certificates of deposit	2.02	2.65

Total core deposits	0.83	1.34
Other domestic deposits of $250,000 or more	1.02	1.36
Brokered deposits and negotiable CDs	0.92	2.43
Deposits in foreign offices	0.24	0.20

Total deposits	0.83	1.38
Short-term borrowings	0.17	0.21
Federal Home Loan Bank advances	0.64	1.94
Subordinated notes and other long-term debt	2.38	2.15

Total interest bearing liabilities	0.92	1.42

Net interest rate spread	3.17	3.22
Impact of noninterest-bearing funds on margin	0.22	0.24

Net interest margin	3.39%	3.46%

Commercial Loan Derivative Impact
(Unaudited)

	YTD Average Rates (2)
	Nine Months Ended September 30,
Fully-taxable equivalent basis(1)	2011	2010
Commercial loans(2)(3)	3.82%	3.82%
Impact of commercial loan derivatives	0.37	0.86

Total commercial — as reported	4.19%	4.68%

Average 30 day LIBOR	0.23%	0.26%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 21 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.

(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated
Selected Year to Date Income Statement Data(1)
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in thousands, except per share amounts)	2011	2010	Amount	Percent
Interest income	$1,485,010	$1,617,101	$(132,091)	(8)%
Interest expense	270,865	413,590	(142,725)	(35)

Net interest income	1,214,145	1,203,511	10,634	1
Provision for credit losses	128,768	547,574	(418,806)	(76)

Net interest income after provision for credit losses	1,085,377	655,937	429,440	65

Service charges on deposit accounts	180,183	211,205	(31,022)	(15)
Mortgage banking income	59,310	122,613	(63,303)	(52)
Trust services	90,607	83,161	7,446	9
Electronic banking	93,228	81,334	11,894	15
Insurance income	51,564	56,735	(5,171)	(9)
Brokerage income	61,679	51,901	9,778	19
Bank owned life insurance income	48,065	44,953	3,112	7
Automobile operating lease income	22,044	35,501	(13,457)	(38)
Securities gains (losses)	197	(171)	368	N.R.
Other income	144,394	90,406	53,988	60

Total noninterest income	751,271	777,638	(26,367)	(3)

Personnel costs	664,433	586,789	77,644	13
Outside data processing and other services	133,773	118,305	15,468	13
Net occupancy	82,288	81,192	1,096	1
Deposit and other insurance expense	59,211	74,228	(15,017)	(20)
Professional services	53,826	67,757	(13,931)	(21)
Equipment	66,660	63,860	2,800	4
Marketing	59,248	49,756	9,492	19
Amortization of intangibles	40,143	45,432	(5,289)	(12)
OREO and foreclosure expense	12,997	28,547	(15,550)	(54)
Automobile operating lease expense	16,656	28,892	(12,236)	(42)
Other expense	108,991	94,455	14,536	15

Total noninterest expense	1,298,226	1,239,213	59,013	5

Income before income taxes	538,422	194,362	344,060	177
Provision for income taxes	122,667	4,915	117,752	2,396

Net income	$415,755	$189,447	$226,308	119%

Dividends on preferred shares	23,110	88,278	(65,168)	(74)

Net income applicable to common shares	$392,645	$101,169	$291,476	288%

Average common shares — basic	863,542	716,604	146,938	21%
Average common shares — diluted(2)	867,446	719,182	148,264	21

Per common share
Net income — basic	$0.45	$0.14	$0.31	221%
Net income — diluted	0.45	0.14	0.31	221
Cash dividends declared	0.06	0.03	0.03	100

Return on average total assets	1.04%	0.49%	0.55	112%
Return on average common shareholders’ equity	10.9	3.6	7.3	203
Return on average tangible common shareholders’ equity(3)	13.2	5.6	7.6	136
Net interest margin(4)	3.39	3.46	(0.07)	(2)
Efficiency ratio(5)	63.6	60.0	3.6	6
Effective tax rate	22.8	2.5	20.3	812

Revenue — fully taxable equivalent (FTE)
Net interest income	$1,214,145	$1,203,511	$10,634	1%
FTE adjustment(4)	11,437	7,369	4,068	55

Net interest income	1,225,582	1,210,880	14,702	1
Noninterest income	751,271	777,638	(26,367)	(3)

Total revenue	$1,976,853	$1,988,518	$(11,665)	(1)%

N.R. — Not relevant, as denominator of calculation is a loss in prior period compared with income in current period.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	For all periods presented, the impact of the convertible preferred stock issued in 2008 and the warrants issued to the U.S. Department of the Treasury in 2008 related to Huntington’s participation in the voluntary Capital Purchase Program was excluded from the diluted share calculation because the result was more than basic earnings per common share (anti-dilutive) for the periods. The convertible preferred stock and warrants were repurchased in December 2010 and January 2011, respectively.

(3)	Net income excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(5)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Year to Date Mortgage Banking Income
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in thousands, except as noted)	2011	2010	Amount	Percent
Mortgage banking income
Origination and secondary marketing	$46,969	$69,204	$(22,235)	(32)%
Servicing fees	37,103	36,649	454	1
Amortization of capitalized servicing	(28,556)	(33,205)	4,649	(14)
Other mortgage banking income	11,854	11,840	14	—

Subtotal	67,370	84,488	(17,118)	(20)
MSR valuation adjustment(1)	(46,912)	(44,040)	(2,872)	7
Net trading gains (losses) related to MSR hedging	38,852	82,165	(43,313)	(53)

Total mortgage banking income	$59,310	$122,613	$(63,303)	(52)%

Mortgage originations (in millions)	$2,798	$3,649	$(851)	(23)%
Average trading account securities used to hedge MSRs (in millions)	25	23	2	9
Capitalized mortgage servicing rights(2)	145,277	161,594	(16,317)	(10)
Total mortgages serviced for others (in millions)(2)	16,061	15,713	348	2
MSR % of investor servicing portfolio	0.90%	1.03%	(0.13)%	(13)

Net impact of MSR hedging
MSR valuation adjustment(1)	$(46,912)	$(44,040)	$(2,872)	7%
Net trading gains (losses) related to MSR hedging	38,852	82,165	(43,313)	(53)
Net interest income related to MSR hedging	200	259	(59)	(23)

Net gain (loss) on MSR hedging	$(7,860)	$38,384	$(46,244)	(120)%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Year to Date Credit Reserves Analysis
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in thousands)	2011	2010
Allowance for loan and lease losses, beginning of period	$1,249,008	$1,482,479
Loan and lease losses	(443,607)	(798,320)
Recoveries of loans previously charged off	90,435	96,097

Net loan and lease losses	(353,172)	(702,223)

Provision for loan and lease losses	132,116	556,392
Allowance of assets sold	(8,242)	(296)

Allowance for loan and lease losses, end of period	$1,019,710	$1,336,352

Allowance for unfunded loan commitments and letters of credit, beginning of period	$42,127	$48,879
Provision for (reduction in) unfunded loan commitments and letters of credit losses	(3,348)	(8,818)

Allowance for unfunded loan commitments and letters of credit, end of period	$38,779	$40,061

Total allowance for credit losses	$1,058,489	$1,376,413

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	2.61%	3.56%
Nonaccrual loans and leases (NALs)	180	136
Nonperforming assets (NPAs)	166	121

Total allowance for credit losses (ACL) as % of:
Total loans and leases	2.71%	3.67%
Nonaccrual loans and leases (NALs)	187	140
Nonperforming assets (NPAs)	172	125

Huntington Bancshares Incorporated
Year to Date Net Charge-Off Analysis
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in thousands)	2011	2010

Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$78,786	$195,808
Commercial real estate:
Construction	33,995	97,924
Commercial	85,723	132,767

Commercial real estate	119,718	230,691

Total commercial	198,504	426,499

Consumer:
Automobile	10,830	19,537
Home equity(1)	78,378	110,198
Residential mortgage(2)	46,949	126,120
Other consumer	18,511	19,869

Total consumer	154,668	275,724

Total net charge-offs	$353,172	$702,223

Net charge-offs — annualized percentages:
Commercial:
Commercial and industrial	0.78%	2.12%
Commercial real estate:
Construction	7.41	10.67
Commercial	2.01	2.88

Commercial real estate	2.54	4.17

Total commercial	1.35	2.89

Consumer:
Automobile	0.24	0.56
Home equity(1)	1.33	1.95
Residential mortgage(2)	1.36	3.74
Other consumer	4.58	3.84

Total consumer	1.09	2.11

Net charge-offs as a % of average loans	1.22%	2.52%

(1)	2010 included net charge-offs of $14,678 thousand associated with the transfer of Franklin-related loans to loans held for sale and $6,143 thousand of other Franklin-related net charge-offs.

(2)	2010 included net charge-offs of $60,882 thousand associated with the transfer of Franklin-related loans to loans held for sale and $14,914 thousand of other Franklin-related net charge-offs.

Huntington Bancshares Incorporated
Year to Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	September 30,
(dollar amounts in thousands)	2011	2010
Nonaccrual loans and leases (NALs):
Commercial and industrial	$209,632	$398,353
Commercial real estate	257,086	478,754
Residential mortgage	61,129	82,984
Home equity	37,156	21,689

Total nonaccrual loans and leases	565,003	981,780
Other real estate, net:
Residential	18,588	65,775
Commercial	19,418	57,309

Total other real estate, net	38,006	123,084
Other NPAs (1)	10,972	—

Total nonperforming assets	$613,981	$1,104,864

Nonperforming Franklin assets:
Commercial	$—	$—
OREO	534	15,330
Impaired loans held for sale	—	—

Total nonperforming Franklin assets	$534	$15,330

Nonaccrual loans and leases as a % of total loans and leases	1.45%	2.62%

NPA ratio (2)	1.57	2.94

	Nine Months Ended September 30,
(dollar amounts in thousands)	2011	2010
Nonperforming assets, beginning of period	$844,752	$2,058,091
New nonperforming assets	555,925	687,897
Franklin impact, net	(8,943)	(323,170)
Returns to accruing status	(165,109)	(270,747)
Loan and lease losses	(283,667)	(509,559)
OREO losses (gains)	1,638	(6,979)
Payments	(236,560)	(459,133)
Sales	(94,055)	(71,536)

Nonperforming assets, end of period	$613,981	$1,104,864

(1)	Other nonperforming assets represent an investment security backed by a municipal bond.

(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

Huntington Bancshares Incorporated
Year to Date Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	September 30,
(dollar amounts in thousands)	2011	2010
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$—	$—
Commercial real estate	—	—
Residential mortgage (excluding loans guaranteed by the U.S. Government)	32,850	56,803
Home equity	20,420	27,160
Other consumer	7,755	11,423

Total, excl. loans guaranteed by the U.S. Government	61,025	95,386
Add: loans guaranteed by U.S. Government	84,413	94,249

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$145,438	$189,635

Ratios:

Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.16%	0.25%

Guaranteed by U.S. Government, as a percent of total loans and leases	0.21%	0.26%

Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.37%	0.51%

Accruing troubled debt restructured loans:
Commercial	$321,598	$157,971
Residential mortgages	304,365	304,356
Other consumer (1)	89,596	73,210

Total accruing troubled debt restructured loans	$715,559	$535,537

Nonaccruing troubled debt restructured loans:
Commercial	$74,264	$33,236
Residential mortgages	20,877	10,581
Other consumer (1)	279	—

Total nonaccruing troubled debt restructured loans	$95,420	$43,817

(1)	Includes home equity, automobile, and other consumer loans.